                                                                       Exhibit 2

                            NOTE PURCHASE AGREEMENT
                                  (ADVANTAGE)

          THIS NOTE PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, by and between U.S. BIOSCIENCE, INC., a Delaware corporation, with headquarters located at One Tower Bridge, 100 Front Street, West Conshohocken, Pennsylvania 19428 (the "Company"), and the undersigned (the "Buyer").

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

          WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, a convertible note of the Company which will be convertible into shares of Common Stock, $.005 par value (the "Common Stock"), of the Company upon the terms and subject to the conditions of such note, subject to acceptance of this Agreement by the Company; and

          WHEREAS, contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Subscription Agreement (the "Subscription Agreement") providing for the purchase and sale of shares of Common Stock, the Company and GFL Performance Fund Limited ("Performance") are executing and delivering a Subscription Agreement (the "Performance Subscription Agreement"), providing for the purchase and sale, upon the terms and subject to the conditions provided therein, of shares of Common Stock for an aggregate subscription price of $1,500,000.00, the Company and Performance are executing and delivering a Note Purchase Agreement (the "Performance Note Purchase Agreement") providing for the purchase and sale, upon the terms and subject to the conditions provided therein, of a convertible promissory note of the Company in the principal amount of $3,500,000.00 and the Company and GFL-Portfolio B ("GFL-B") are executing and delivering a Note Purchase Agreement (the "GFL-B Note Purchase Agreement") providing for the purchase and sale, upon the terms and subject to the conditions provided therein, of a convertible promissory note of the Company in the principal amount of $6,000,000.00;

          NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

          1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

          A. PURCHASE. The undersigned hereby agrees to purchase from the Company a convertible promissory note of the Company in the principal amount set forth on the signature page of this Agreement having the terms and conditions and in the form attached hereto as ANNEX I (the "Note") at the price set forth on the signature page of this Agreement. The purchase price for the Note shall be as set forth on the signature page hereto and shall be payable in United States Dollars.

          B. FORM OF PAYMENT. The Buyer shall pay the purchase price for the Note by delivering same-day or next-day federal funds in United States Dollars to the escrow agent (the "Escrow Agent") identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Joint Escrow Instructions").
Such delivery of funds shall be made against delivery by the Company of the Note duly executed on behalf of the Company. Promptly, but in no event later than one trading day following payment by the Buyer to the Escrow Agent of the purchase price of the Note, the Company shall deliver the Note, duly executed on behalf of the Company, to the Escrow Agent. By signing this Agreement, the Buyer and the Company each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions, all of the provisions of which are incorporated herein by this reference as if set forth in full.

          C. METHOD OF PAYMENT. Payment of the purchase price for the Note shall be made by wire transfer of funds to:

          Citibank, N.A.
          153 East 53rd Street
          New York, New York 10043

          ABA#021000089
          For Further Credit to A/C#37179446
          for credit to the account of Brian W. Pusch Attorney
          Escrow Account
          Reference:  GFL/U.S. Bioscience

Not later than 4:00 p.m., New York City time, on the date which is three New York Stock Exchange trading days after the Company shall have accepted this Agreement and the Subscription Agreement and returned signed counterparts of this Agreement and the Subscription Agreement to the Buyer, the Buyer shall deposit with the Escrow Agent the aggregate purchase price for the Note.

          2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

          The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

          a. The Buyer is purchasing the Note for its own account for investment only and not with a view towards the public sale or distribution thereof;

          b. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

          c. All subsequent offers and sales of the Note and the shares of Common Stock issuable upon conversion of, or in lieu of payment of interest on, the Note (the "Shares" and, together with the Note, the "Securities") by the Buyer shall be made pursuant to registration of the Shares under the 1933 Act or pursuant to an exemption from registration;

          d. The Buyer understands that the Note is being offered and sold, and the Shares are being offered, to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note and to receive an offer of the Shares;

          e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Note and the offer of the Shares which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the information furnished by the Company and contained in EXHIBIT A hereto and the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 1994, (2) Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 1995, June 30, 1995 and September 30, 1995, (3) Current Report on Form 8-K, dated May 19, 1995, (4) Amendment No. 1 on Form 8-K/A to Current Report on Form 8-K, dated July 20, 1995, (5) Amendment No. 1 on Form 8-A/A to Registration Statement on Form 8-A, dated July 20, 1995, (6) Registration Statement on Form 8-A, dated April 11, 1995, (7) Registration Statement on Form 8-A, dated June 7, 1995 and (8) the Company's definitive Proxy Statement for its 1995 Annual Meeting of Stockholders, in each case as filed with the SEC. The Buyer understands that its investment in the Securities involves a high degree of risk;

          f. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities; and

          g. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

          3.   COMPANY REPRESENTATIONS, ETC.

          The Company represents and warrants to the Buyer that:

          A. CONCERNING THE SHARES. The Shares have been duly authorized and, when issued upon conversion of the Note, will be duly and validly issued, fully paid and non-assessable and will not subject the holder thereof to personal liability by reason of being such holder. There are no preemptive rights of any stockholder of the Company, as such, to acquire the Shares. The Common Stock is listed for trading on the American Stock Exchange, Inc. (the "AMEX") and no suspension of trading in the Common Stock is in effect; and the Company has submitted a preliminary listing application relating to the Shares to the AMEX and is not aware of any reason why such listing of the Shares, subject to official notice of issuance, will not be approved by the AMEX.

          B. NOTE PURCHASE AGREEMENT; REGISTRATION RIGHTS AGREEMENT AND NOTE. This Agreement and the Registration Rights Agreement, the form of which is attached to the Subscription Agreement as ANNEX II (the "Registration Rights Agreement"), have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Registration Rights Agreement, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally; the Note has been duly and validly authorized and, when executed and delivered on behalf of the Company in accordance with this Agreement, will be a valid and binding obligation of the Company in accordance with its terms, subject to general principles of equity and to bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors rights generally; for purposes of the Rights Agreement, dated as of May 19, 1995, by and between the Company and Chemical Mellon Shareholder Services L.L.C., as Rights Agent, as in effect on the date hereof (the "Rights Agreement"), this Agreement and the transactions contemplated hereby are an action or transaction or series of related actions or transactions approved by the Board of Directors, as a result of which the Buyer shall not, by reason of this Agreement and the transactions contemplated hereby, become an Acquiring Person (as defined in the Rights Agreement); and the Rights Agreement, in the form filed with the SEC as an exhibit to the Company's Current Report on Form 8-K, dated May 19, 1995, is the Rights Agreement as in effect on the date hereof.

          C. NON-CONTRAVENTION. The execution and delivery of this Agreement and the Registration Rights Agreement by the Company and the consummation by the Company of the issuance of the Securities and the other transactions contemplated by this Agreement, Registration Rights Agreement and the Note do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the certificate of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule or regulation or any applicable decree, judgment or order of any court, United States federal or state regulatory body, administrative agency or other governmental body having jurisdiction over the Company or any of its properties or assets.

          D. APPROVALS. No authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities as contemplated by this Agreement and the Note, other than (1) approval of the listing of the Shares by the AMEX and (2) the requirements of any applicable blue sky laws.

          E. INFORMATION PROVIDED. The information provided by or on behalf of the Company to the Buyer and referred to in Section 2(e) of this Agreement does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are made, not misleading.

          F. ABSENCE OF CERTAIN CHANGES. Since December 31, 1994, there has been no material adverse change and no material adverse development in the business, properties, operations, financial condition, results of operations or prospects of the Company, except as disclosed in the documents referred to in
Section 2(e) hereof and except that the Company has losses in the current fiscal quarter consistent with the Company's losses in earlier fiscal quarters in 1995.

          G. ABSENCE OF LITIGATION. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the properties, business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole or the transactions contemplated by this Agreement or any of the documents contemplated hereby or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of such other documents.

          H. ABSENCE OF EVENTS OF DEFAULT. No Event of Default, as defined in the Note, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (as so defined), has occurred and is continuing.

          4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          A. TRANSFER RESTRICTIONS. The Buyer acknowledges that (1) the Note has not been and is not being registered under the provisions of the 1933 Act and, except as provided in the Registration Rights Agreement, the Shares have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other person is under any obligation to register the Securities (other than pursuant to the Registration Rights Agreement) under the 1933 Act or to comply with the terms and conditions of any exemption thereunder. Notwithstanding any other provision of this Agreement, the Buyer may transfer a portion of the Note only if the principal amount to be transferred is at least $3 million and the transferee agrees in writing with the Company to be bound by the provisions of Sections 4(g) and 4(h) hereof with respect to the Shares issuable upon conversion of the portion of the principal amount of the Note so transferred.

          B. RESTRICTIVE LEGEND. The Buyer acknowledges and agrees that the Note, and, until such time as the Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the certificates for the Shares, may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

          The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration is not required under said Act.

          C. REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement, in the form attached to the Subscription Agreement as ANNEX II, on or before the Closing Date.

          D. FORM D; BLUE SKY LAWS. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for, or obtain exemption for the Shares for, sale to the Buyer at the closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyer on or prior to the Closing Date.

          E. AMEX LISTING; REPORTING STATUS. Promptly, but in no event later than two trading days after the Closing Date, the Company shall file a listing application for the Shares with the AMEX and shall provide evidence of such filing to the Buyer; and the Company shall use its best efforts to obtain approval by the AMEX of the listing of the Shares, subject to official notice of issuance, as promptly as possible after the Closing Date. The Company shall inform the Buyer of such approval promptly after the same is given. For a period of three years after the Closing Date, so long as the Buyer beneficially owns any of the Securities, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

          F. USE OF PROCEEDS. The Company will use the proceeds from the sale of the Note for the Company's internal working capital purposes and shall not, directly or indirectly, use such proceeds for any loan to or investment in any other corporation, partnership, enterprise or other person; provided, however,
                                                            --------  -------
that nothing in this Section 4(f) shall restrict the Company from using such proceeds for (1) temporary liquid investments consistent with the Company's practices for investing cash and cash equivalents for the period from January 1, 1995 to the date of this Agreement, (2) expenses in connection with arrangements for marketing the Company's pharmaceutical products, (3) investments in subsidiaries of the Company engaged in the business of developing and marketing drugs for treating human diseases and illnesses or (4) acquisitions of business, product lines, potential products or compounds which are, in the reasonable judgment of the Company's Board of Directors, directly related to the business of developing and marketing human pharmaceuticals.

          G. LIMITATION ON CERTAIN ADDITIONAL PURCHASES. The Buyer agrees not to become a Beneficial Owner (as hereinafter defined) of any Voting Stock (as hereinafter defined) of the Company for the purposes or with the intention of, as a result of such acquisition, becoming an Acquiring Person (as hereinafter defined) for purposes of the Rights Agreement. If the Buyer shall have made good faith efforts to comply with this Section 4(g), but shall nonetheless have become a Beneficial Owner (as so defined) of any Voting Stock (as so defined) as a result of which the Buyer shall have become an Acquiring Person (as so defined), then, so long as for purposes of Section 1(a) of the Rights Agreement there are at the time in office not less than two Continuing Directors (as hereinafter defined), the Board of Directors will make such determinations as contemplated by Section 1(a) of the Rights Agreement as shall permit the Buyer to cease to be an Acquiring Person (as so defined) if the Buyer divests as promptly as practicable a sufficient number of shares of Common Stock so that the Buyer hereby would no longer be an Acquiring Person (as so defined), and the Buyer hereby agrees to make such divestiture. Capitalized terms used in this
Section 4(g) and not otherwise defined in this Agreement shall have the respective meanings provided in the Rights Agreement.

          H. MARKET STANDOFF. In connection with an underwritten public offering of shares of Common Stock or securities convertible into shares of Common Stock for the account of the Company, if the Registration Statement required by Section 2(a) of the Registration Rights Agreement shall at the time be effective and shall have been effective for at least 120 consecutive days since it was first ordered effective by the SEC and the Company shall otherwise have complied in all material respects with its obligations under this Agreement and the Registration Rights Agreement, then, on at least 30 days prior written notice, the Buyer shall enter into such written agreement as shall be reasonably requested by the underwriter or underwriters for such offering pursuant to which the Buyer shall agree not to make any public sale of the Shares for such period of consecutive days (not in excess of 90 days) as other stockholders of the Company agree to restrict the sale of their shares of Common Stock in connection with such underwritten offering (the "Lock-up Period"). The provisions of this
Section 4(h) shall be applicable to no more than four such underwritten public offerings as follows: (1) not more than two such underwritten public offerings during the 24 months following the date the Registration Statement required by
Section 2(a) of the Registration Rights Agreement is first ordered effective by the SEC (the "Effective Date"); provided, however, that the second such period
                                --------  -------
of up to 90 days pursuant to this clause (1) may not commence earlier than 180 days after the end of the first such period of up to 90 days pursuant to this clause (1), and (2) not more than two such public offerings during the 12 month period commencing 25 months and ending 36 months after the Effective Date; provided, however, that the first such period of up to 90 days
                --------  -------
pursuant to this clause (2) may not commence earlier than 120 days after the end of the then most recent period of up to 90 days pursuant to the preceding clause
(1) and the second such period of up to 90 days pursuant to this clause (2) after the end of the first such period pursuant to this clause (2). If the Company shall have given a notice as contemplated by this Section 4(h) but the Lock-up Period shall not have commenced and prior to the commencement of such Lock-up Period the Company shall have withdrawn such notice by notice to the Buyer, then the Company shall continue to have the right thereafter to invoke this Section 4(h) on one occasion in lieu thereof. The form of any such agreement by the Buyer shall be substantially the same as that entered into by other stockholders who enter into such agreements in connection with such underwritten offering.

          I. CERTAIN EXPENSES. Notwithstanding the joint and several liability of the Company and the Buyer to the Escrow Agent under Section 11 of the Joint Escrow Instructions, as between the Company and the Buyer any claims, liabilities, costs or expenses of the Escrow Agent which are payable as provided in Section 11 of the Joint Escrow Instructions shall be paid equally and if either the Company or the Buyer shall have paid more than its share thereof then the other party shall reimburse the party who has paid any such excess for the amount thereof on demand.

          5.   TRANSFER AGENT INSTRUCTIONS.

          Promptly following the delivery by the Buyer of the aggregate purchase price for the Note in accordance with Section 1(c) hereof, and prior to the Closing Date, the Company will irrevocably instruct its transfer agent to issue certificates for the Shares from time to time upon conversion of the Note in such amounts as specified from time to time by the Company to the transfer agent, bearing the restrictive legend specified in Section 4(b) of this Agreement prior to registration of the Shares under the 1933 Act, registered in the name of the Buyer or its nominee and in such denominations to be specified by the Buyer in connection with each conversion of the Note. The Company warrants that no instruction other than such instructions referred to in this
Section 5 and stop transfer instructions to give effect to Section 4(a) hereof prior to registration of the Shares under the 1933 Act will be given by the Company to the transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. Nothing in this Section shall affect in any way the Buyer's obligations and agreement to comply with all applicable securities laws upon resale of the Securities. If the Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, that registration of a resale by the Buyer of any of the Securities in accordance with clause (1)(B) of Section 4(a) of this Agreement is not required under the 1933 Act, the Company shall permit the transfer of the Securities and, in the case of the Shares, promptly instruct the Company's transfer agent to issue one or more share certificates in such name and in such denominations as specified by the Buyer.

          6.   NOTE DELIVERY INSTRUCTIONS.

          The Note shall be delivered by the Company to the Escrow Agent pursuant to Section 1(b) hereof on a delivery against payment basis at the closing.

          7.   CLOSING DATE.

          The date and time of the issuance and sale of the Note (the "Closing Date") shall be 12:00 noon, New York City time, on the date which is one New York Stock Exchange trading day after the date on which the Buyer has deposited the purchase price for the Note with the Escrow Agent in accordance with Section 1(c) hereof, or such other mutually agreed to time. The closing shall occur on the Closing Date at the offices of the Escrow Agent.

          8.   CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

          The Buyer understands that the Company's obligation to sell the Note to the Buyer pursuant to this Agreement is conditioned upon:

          a. The receipt and acceptance by the Company of this Agreement as evidenced by execution of this Agreement by the Company;

          b. Delivery by the Buyer to the Escrow Agent of good funds as payment in full of an amount equal to the purchase price for the Note in accordance with Section 1(c) hereof;

          c. The accuracy on the Closing Date of the representations and warranties of the Buyer contained in this Agreement as if made on the Closing Date and the performance by the Buyer on or before the Closing Date of all covenants and agreements of the Buyer required to be performed on or before the Closing Date; and

          d. The closings under the Performance Note Purchase Agreement and the GFL-B Note Purchase Agreement shall have occurred, unless any failure of such closing to occur shall have resulted from the failure or refusal by the Company to proceed with the closing thereunder notwithstanding the satisfaction on the date of closing specified in any such agreement of the conditions precedent to the obligations of the Company to complete the closing thereunder.

          9.   CONDITIONS TO THE BUYER'S OBLIGATION TO PURCHASE.

     The Company understands that the Buyer's obligation to purchase the Note is conditioned upon:

          a. Delivery by the Company to the Escrow Agent of the Note in accordance with this Agreement;

          b. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement as if made on the Closing Date and the performance by the Company on or before the Closing Date of all covenants and agreements of the Company required to be performed on or before the Closing Date;

          c. On the Closing Date, the Buyer having received an opinion of counsel for the Company, dated the Closing Date, in form, scope and substance reasonably satisfactory to the Buyer, to the effect set forth in ANNEX III attached hereto; and

          d. The closings under the Performance Note Purchase Agreement and the GFL-B Note Purchase Agreement shall have occurred, unless any failure of such closing to occur shall have resulted from the failure or refusal by the Buyer, Performance or GFL-B, as the case may be, to proceed with the closing thereunder notwithstanding the satisfaction on the date of closing specified in any such agreement of the conditions precedent to the obligations of the Buyer, Performance or GFL-B, as the case may be, to complete the closing thereunder.

          10. GOVERNING LAW; MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto(including for purposes of Section 1(c) hereof). The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. Any notices required or permitted to be given under the terms of this Agreement shall be sent by mail or delivered personally or by courier and shall be effective five days after being placed in the mail, if mailed, or upon receipt, if delivered personally or by courier, in each case addressed to a party at such party's address shown in the introductory paragraph or on the signature page of this Agreement or such other address as a party shall have provided by notice to the other party in accordance with this provision.

          IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.


PRINCIPAL AMOUNT OF NOTE:  $7,000,000.00

PURCHASE PRICE:  $7,000,000.00

NAME OF BUYER:  GFL ADVANTAGE FUND LIMITED



SIGNATURE ____________________________

Title: _______________________________

Date:  November 30, 1995

Address:    c/o CITCO
            Kaya Flamboyan 9
            Curacao, Netherlands Antilles

          This Agreement has been accepted and duly executed on behalf of the Company by one of its officers thereunto duly authorized as of the date set forth below.

U.S. BIOSCIENCE, INC.


By: ________________________

Title: _____________________

Date:  November 30, 1995